UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2017

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2017 (the “Effective Date”), Conagra Brands, Inc. (formerly known as ConAgra Foods, Inc.) (the “Company”) adopted the First Amendment (the “First Amendment”) to the ConAgra Foods, Inc. 2014 Stock Plan (as amended by the First Amendment, the “Amended Plan”). Except as described herein, the terms of the Amended Plan (which will now be known as the Conagra Brands, Inc. 2014 Stock Plan) are materially consistent with the terms of the ConAgra Foods, Inc. 2014 Stock Plan filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K on September 22, 2014. The First Amendment:

•	Reflects adjustments to certain share limits under the Amended Plan to reflect the effect of the Company’s spinoff of its Lamb Weston business, which spinoff was completed on November 9, 2016;

•	Provides, subject to certain conditions, including specific authorization by the Human Resources Committee of the Board of Directors of the Company, the ability under the Amended Plan for participants in the Amended Plan to engage in net settlement to satisfy tax withholding above the statutory minimum applicable withholding requirements (but at no greater level than the participant’s estimated applicable tax obligations) and clarifies that any shares tendered or withheld for tax liabilities that exceed the minimum amounts of taxes required to be withheld may not again become available for awards under the Amended Plan; and

•	Revises the Amended Plan to reflect the Company’s corporate name change from “ConAgra Foods, Inc.” to “Conagra Brands, Inc.”

The description set forth above relating to the First Amendment does not purport to be complete and is qualified in its entirety by the full text of the First Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to ConAgra Foods, Inc. 2014 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 15, 2017